UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of Registrant as specified in charter)

721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Name and address of agent for service)

(877) 417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2011

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Annual Report

May 31, 2011

Iman Fund

IMAN FUND
July 20, 2011

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace).

We are pleased to report that Iman Fund gained 29.81% in the fiscal year ending May 31, 2011. The Fund outperformed the S&P 500 Index which increased 25.91% during the same period. Iman Fund also outperformed its benchmark the Dow Jones Islamic Market USA Index (up 27.21%) and its Morningstar category (Large Cap Growth) which advanced 25.70% in the same period.

We believe that the Fund’s excellent performance can be attributed to the research, diligence, and discipline of our investment process. This involved both stock selection and sector weighting. This achievement was reached without concentrating the Fund in a few stocks; rather the Fund owned more than 125 stocks (higher than its average peer) and our top ten holdings constitute about 16% (less than its peers). We believe that this approach can help dampen volatility.

Many economists believe that the U.S. economy has turned the corner. U.S. equities continued their generally upward trend in the past fiscal year, notwithstanding periods of short-term volatility attributed to anxiety about the European credit crisis, the disaster in Japan, U.S. debt ceiling with the way Congress is addressing it and the Arab Spring with the potential for oil disruption. Still, uncertainty remains regarding the longer-term economic outlook.  Especially worrisome is the persistent high unemployment, subpar growth, and the U.S. fiscal deficit.

In accordance with Islamic principles, the Fund avoids interest-driven financial sector stocks. This helped the Fund performance. However, the superior performance of the Fund cannot be attributed to that factor alone, as the Fund also outperformed the Dow Jones Islamic Market U.S. Index which also avoids these financial stocks. Over-weighting stocks in the basic materials and health sectors helped the Fund considerably over the reporting period in spite of the recent underperformance of the precious metal and mining stocks.

Nobody can consistently predict the future performance of the stock market. However, we believe that the coming year will be a year that rewards wise stock selection, especially among growth stocks of unleveraged companies. These are the kind of companies that Iman Fund seeks to invest in.

A basic tenet of successful investing is to invest for the long run; riding out the markets’ inevitable ups and downs rather than selling into panic or chasing the hottest fad. Patience also affords the benefits of compounding, lower transaction cost, and reduced taxes.  Diversification and most importantly geographic diversification are of utmost importance (your Fund’s holdings include more than 20% of non-U.S. stocks.)  Another tenet is investing regularly, which can help lower the average cost of your purchases. Investing a fixed sum of money each month or quarter ensures that you won’t purchase all your shares at market highs. This strategy — known as dollar cost averaging — also takes out “emotion” from investing, and helps shareholders avoid irrational panics. No method can eliminate risk totally, but prudent strategies can considerably decrease the impact of short-term declines.

We thank you for entrusting your hard-earned money with us. We promise to continue to work hard to maintain your worthy trust.

Bassam Osman
President, Iman Fund

Past performance is not a guarantee of future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of July 2011, are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

IMAN FUND

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Advisor believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions.  Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles. The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends. You cannot invest directly in an index. Correlation is a statistical measure of how two securities move in relation to each other.  Each Morningstar category average represents a universe of funds with similar investment objectives.

Diversification does not assure a profit or protect against loss in a declining market.

Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities.  The investor should consider his/her financial ability to continue purchases through periods of low price levels.  Such a plan does not assure a profit and does not protect against loss in declining markets.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/10 - 5/31/11).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/10	5/31/11	12/1/10 - 5/31/11*
Actual	$1,000.00	$1,132.60	$9.57
Hypothetical (5% return before expenses)	1,000.00	1,015.96	9.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.80% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2011 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2001 to May 31, 2011
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2001 and held through May 31, 2011.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure U.S. markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

	Six	One	Five	Ten
Average Annual Total Return as of May 31, 2011	Months	Year	Years	Years
Iman Fund	13.26%	29.81%	4.75%	2.14%
Dow Jones Islamic Market USA Index*	14.71%	27.21%	5.07%	2.31%
Russell 3000 Growth Index**	14.08%	30.02%	5.60%	2.38%

*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

**
The Russell 3000 Growth Index takes the largest 3,000 U.S. companies based on market capitalization and measures the performance of those with higher price-to-book ratios and higher forecasted growth values.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2011
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 98.1%
	AEROSPACE PRODUCT &
	PARTS MANUFACTURING - 1.1%
6,300	Honeywell International, Inc.	$375,165
	AGRICULTURE, CONSTRUCTION
	& MINING MACHINERY
	MANUFACTURING - 1.5%
3,200	FMC Technologies, Inc. (a)	142,816
5,100	National Oilwell Varco Inc.	370,158
		512,974
	AIR FREIGHT & LOGISTICS - 1.0%
4,900	United Parcel Service, Inc. - Class B	360,101
	ARCHITECTURAL, ENGINEERING
	& RELATED SERVICES - 0.6%
10,500	McDermott International, Inc. (a)(b)	222,810
	AUDIO & VIDEO EQUIPMENT
	MANUFACTURING - 0.3%
2,400	Harman International Industries, Inc.	115,128
	BASIC CHEMICAL
	MANUFACTURING - 0.2%
2,300	Cameco Corp. (b)	64,538
	BEVERAGE MANUFACTURING - 0.5%
2,400	The Coca Cola Co.	160,344
	BIOTECHNOLOGY - 0.9%
3,200	Waters Corp. (a)	315,392
	BUILDING EQUIPMENT
	CONTRACTORS - 0.3%
5,300	Quanta Services, Inc. (a)	104,675
	BUILDING MATERIAL &
	SUPPLIES DEALERS - 1.3%
13,800	Fastenal Co.	457,884
	COAL MINING - 0.9%
5,000	Peabody Energy Corp.	306,800
	COMMERCIAL & SERVICE
	INDUSTRY MACHINERY
	MANUFACTURING - 0.9%
6,300	CANON INC. - ADR (b)	302,274
	COMMERCIAL SERVICES - 0.6%
7,900	Robert Half International, Inc.	217,803
	COMMUNICATIONS EQUIPMENT
	MANUFACTURING - 3.0%
9,300	Cisco Systems, Inc.	156,240
2,300	Polycom, Inc. (a)	132,043
5,900	QUALCOMM, Inc.	345,681
3,300	Research In Motion Ltd. (a)(b)	141,405
6,200	Trimble Navigation Ltd. (a)	270,878
		1,046,247
	COMPUTER & PERIPHERAL
	EQUIPMENT MANUFACTURING - 2.0%
1,300	Apple Inc. (a)	452,179
1,500	International Business
	Machines Corp. (IBM)	253,395
		705,574
	COMPUTER SYSTEMS DESIGN
	& RELATED SERVICES - 1.6%
7,000	Accenture PLC - Class A (b)	401,730
12,000	Internet Capital Group, Inc. (a)	156,360
		558,090
	DATA PROCESSING, HOSTING
	& RELATED SERVICES - 0.4%
3,900	Juniper Networks, Inc. (a)	142,779
	ELECTRICAL EQUIPMENT &
	COMPONENT MANUFACTURING - 1.9%
16,700	ABB Ltd. - ADR (b)	449,230
9,600	Corning Inc.	193,440
		642,670
	ELECTRONIC SHOPPING &
	MAIL-ORDER HOUSES - 0.2%
400	Amazon.com, Inc. (a)	78,676

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2011
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS (CONTINUED)
	ELEMENTARY &
	SECONDARY SCHOOLS - 0.6%
1,700	Strayer Education, Inc.	$204,306
	EMPLOYMENT SERVICES - 0.2%
1,300	Manpower, Inc.	79,469
	ENGINE, TURBINE & POWER
	TRANSMISSION EQUIPMENT
	MANUFACTURING - 0.5%
1,700	Cummins, Inc.	178,908
	FREIGHT TRANSPORTATION
	ARRANGEMENT - 1.9%
2,100	C.H. Robinson Worldwide, Inc.	168,462
3,600	Expeditors International
	of Washington, Inc.	190,152
3,200	FedEx Corp.	299,648
		658,262
	GENERAL PURPOSE MACHINERY
	MANUFACTURING - 0.5%
3,300	Illinois Tool Works Inc.	189,156
	GRAIN & OILSEED MILLING - 0.9%
9,800	Unilever NV - NY
	Reg. Shares - ADR (b)	320,068
	HEALTH & PERSONAL
	CARE STORES - 0.4%
2,500	Express Scripts, Inc. (a)	148,900
	HOME FURNISHINGS STORES - 0.7%
3,100	Bed Bath & Beyond, Inc. (a)	167,059
2,400	Williams-Sonoma, Inc.	93,960
		261,019
	INDUSTRIAL MACHINERY
	MANUFACTURING - 1.7%
9,100	ASML Holding N.V. - NY
	Reg. Shares - ADR (b)	354,991
5,100	Lam Research Corp. (a)	239,674
		594,665
	INFORMATION SERVICES - 1.1%
730	Google Inc. (a)	386,185
	INSURANCE & EMPLOYEE
	BENEFIT FUNDS - 0.6%
2,800	AMERIGROUP Corp. (a)	198,548
	INTERNET & CATALOG RETAIL - 1.0%
11,200	eBay Inc. (a)	349,104
	MEDICAL EQUIPMENT &
	SUPPLIES MANUFACTURING - 5.4%
1,900	3M Co.	179,322
3,500	Becton, Dickinson & Co.	306,425
1,600	C.R. Bard, Inc.	178,848
9,000	DENTSPLY International, Inc.	353,160
2,300	The Estee Lauder Co. Inc.	235,773
1,700	Thermo Fisher Scientific, Inc. (a)	111,265
7,600	Varian Medical Systems, Inc. (a)	513,304
		1,878,097
	METAL ORE MINING - 14.3%
4,800	Agnico-Eagle Mines Ltd. (b)	310,560
2,800	Barrick Gold Corp. (b)	133,728
6,300	BHP Billiton Ltd. - ADR (b)	601,146
2,500	Compania de Minas
	Buenaventura S.A. - ADR (b)	110,300
14,500	Eldorado Gold Corp. (b)	230,405
3,700	Freeport-McMoRan
	Copper & Gold, Inc.	191,068
5,400	Gold Fields Ltd. - ADR (b)	88,776
10,200	Gold Resource Corp.	285,090
8,900	Goldcorp, Inc. (b)	445,623
5,900	IAMGOLD Corp. (b)	124,195
17,500	International Tower
	Hill Mines Ltd. (a)(b)	144,025
11,700	Ivanhoe Mines Ltd. (a)	294,957
59,400	Kinross Gold Corp. (b)	933,768
4,700	Pan American Silver Corp. (b)	159,283
3,000	Randgold Resources Ltd. - ADR (b)	245,880
7,600	Silver Wheaton Corp. (b)	279,300
2,100	Southern Copper Corp.	72,576
5,500	Vale SA - ADR (b)	177,430
13,100	Yamana Gold Inc. (b)	168,335
		4,996,445

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2011
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS (CONTINUED)
	MOTOR VEHICLE PARTS
	MANUFACTURING - 1.7%
7,000	Johnson Controls, Inc.	$277,200
4,500	WABCO Holdings, Inc. (a)	308,475
		585,675
	NAVIGATIONAL, MEASURING,
	ELECTROMEDICAL & CONTROL
	INSTRUMENTS MANUFACTURING - 1.5%
1,800	Danaher Corp.	98,154
4,200	FLIR Systems, Inc.	151,830
2,700	Illumina, Inc. (a)	194,616
1,300	St. Jude Medical, Inc.	65,871
		510,471
	NONMETALLIC MINERAL
	MINING & QUARRYING - 0.8%
5,100	Potash Corp. of Saskatchewan Inc. (b)	288,660
	OFFICE ADMINISTRATIVE
	SERVICES - 1.1%
4,300	Gartner, Inc. (a)	167,829
6,300	Paychex, Inc.	203,490
		371,319
	OIL & GAS EXTRACTION - 3.7%
1,100	Apache Corp.	137,060
300	CNOOC Ltd. - ADR (b)	75,174
4,000	Continental Resources, Inc. (a)	264,880
4,800	Devon Energy Corp.	403,536
800	EOG Resources, Inc.	87,312
1,300	Occidental Petroleum Corp.	140,205
4,600	Southwestern Energy Co. (a)	201,342
		1,309,509
	OTHER ELECTRICAL
	EQUIPMENT & COMPONENT
	MANUFACTURING - 1.2%
7,700	Emerson Electric Co.	420,035
	OTHER FABRICATED METAL
	PRODUCT MANUFACTURING - 0.3%
1,000	Parker Hannifin Corp.	88,850
	OTHER GENERAL
	MERCHANDISE STORES - 1.2%
7,100	O’Reilly Automotive, Inc. (a)	426,781
	OTHER GENERAL PURPOSE
	MACHINERY MANUFACTURING - 1.3%
1,600	Flowserve Corp.	193,968
2,900	Gardner Denver Inc.	242,962
		436,930
	OTHER PROFESSIONAL,
	SCIENTIFIC & TECHNICAL
	SERVICES - 1.3%
5,100	IHS, Inc. - Class A (a)	447,372
	OUTPATIENT CARE CENTERS - 0.9%
12,600	America Service Group, Inc.	327,222
	PESTICIDE, FERTILIZER & OTHER
	AGRICULTURAL CHEMICAL
	MANUFACTURING - 1.7%
4,700	Monsanto Co.	333,888
3,700	The Mosaic Co.	262,145
		596,033
	PETROLEUM & COAL PRODUCTS
	MANUFACTURING - 3.7%
5,800	Chevron Corp.	608,478
6,200	Exxon Mobil Corp.	517,514
2,600	Murphy Oil Corp.	179,114
		1,305,106
	PHARMACEUTICAL & MEDICINE
	MANUFACTURING - 8.7%
6,000	Amarin Corp. PLC - ADR (a)(b)	114,420
7,100	Ardea Biosciences, Inc. (a)	177,429
5,000	BioMarin Pharmaceutical Inc. (a)	141,150
53,300	Durect Corp. (a)	186,550
2,400	Gilead Sciences, Inc. (a)	100,176
3,500	IDEXX Laboratories, Inc. (a)	275,520
9,600	Impax Laboratories, Inc. (a)	257,760
7,400	MAP Pharmaceuticals, Inc. (a)	125,726
4,100	Mead Johnson Nutrition Co.	277,939
2,600	Merck & Co., Inc.	95,550
4,676	Novartis AG - ADR (b)	301,696

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2011
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS (CONTINUED)
	PHARMACEUTICAL & MEDICINE
	MANUFACTURING (Continued)
1,200	Novo Nordisk A/S - ADR (b)	$151,212
5,000	Salix Pharmaceuticals, Ltd. (a)	200,150
2,300	Shire PLC - ADR (b)	219,857
3,800	United Therapeutics Corp. (a)	245,366
3,000	Vertex Pharmaceuticals Inc. (a)	161,970
		3,032,471
	PLASTICS PRODUCT
	MANUFACTURING - 0.9%
5,300	Raven Industries, Inc.	296,800
	PROFESSIONAL & COMMERCIAL
	EQUIPMENT & SUPPLIES
	MERCHANT WHOLESALERS - 1.2%
5,600	Henry Schein, Inc. (a)	402,192
	SCIENTIFIC RESEARCH &
	DEVELOPMENT SERVICES - 4.5%
7,800	Alexion Pharmaceuticals, Inc. (a)	369,876
5,300	The Babcock & Wilcox Co. (a)	148,665
3,100	Celgene Corp. (a)	188,821
6,300	Covance, Inc. (a)	370,818
19,500	Incyte Corp. (a)	345,735
10,300	Ironwood Pharmaceuticals, Inc. (a)	155,736
		1,579,651
	SEAFOOD PRODUCT
	PREPARATION & PACKAGING - 0.7%
19,400	Omega Protein Corp. (a)	251,618
	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING - 4.9%
1,700	Cree, Inc. (a)	74,613
13,300	Intersil Corp. - Class A	190,855
20,600	JDS Uniphase Corp. (a)	415,914
14,500	Microchip Technology Inc.	573,185
6,700	Texas Instruments Inc.	236,510
6,000	Xilinx, Inc.	214,080
		1,705,157
	SOAP, CLEANING COMPOUND
	& TOILET PREPARATION
	MANUFACTURING - 0.4%
1,600	Colgate-Palmolive Co.	140,048
	SOFTWARE PUBLISHERS - 4.0%
10,400	Adobe Systems, Inc. (a)	360,152
1,700	Informatica Corp. (a)	99,722
14,600	Microsoft Corp.	365,146
13,900	Nuance Communications, Inc. (a)	305,244
7,600	Oracle Corp.	260,072
		1,390,336
	SUPPORT ACTIVITIES FOR MINING - 2.0%
5,500	Halliburton Co.	275,825
6,000	Patterson-UTI Energy, Inc.	187,980
2,700	Schlumberger Ltd. (b)	231,444
		695,249
	TEXTILES, APPAREL
	& LUXURY GOODS - 0.7%
3,000	Nike, Inc. - Class B	253,350
	UTILITY SYSTEM CONSTRUCTION - 0.3%
1,400	Fluor Corp.	96,502
	WASTE TREATMENT & DISPOSAL - 0.4%
8,700	US Ecology, Inc.	152,598
	TOTAL COMMON STOCKS
	(Cost $32,004,575)	34,242,991
PREFERRED STOCKS - 1.1%
	METAL ORE MINING - 1.1%
12,800	Vale SA - ADR (b)	375,040
	TOTAL PREFERRED STOCKS
	(Cost $375,296)	375,040
	Total Investments
	(Cost $32,379,871) - 99.2%	34,618,031
	Other Assets in Excess
	of Liabilities - 0.8%	293,784
	TOTAL NET ASSETS - 100.0%	$34,911,815

ADR - American Depositary Receipt
PLC - Public Limited Company
(a)Non Income Producing
(b)Foreign Issued Securities
The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2011

Assets:
Investments, at value (cost $32,379,871)	$34,618,031
Cash	156,014
Income receivable	43,078
Receivable for capital shares sold	875
Receivable for investments sold	178,853
Other assets	19,887
Total Assets	35,016,738

Liabilities:
Payable to Advisor (Note 3)	28,963
Payable to Administrator	16,129
Payable for professional fees	21,640
Accrued expenses and other liabilities	38,191
Total Liabilities	104,923
Net Assets	$34,911,815

Net assets consist of:
Paid-in capital	$34,477,247
Accumulated net realized loss on investments	(1,803,592)
Net unrealized appreciation on investments	2,238,160
Net Assets	$34,911,815

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	3,890,283
Net asset value, redemption price and offering price per share	$8.97

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2011

Investment income:
Dividend income (Net of foreign withholding tax of $10,602)	$355,272
Total investment income	355,272

Expenses:
Advisory fees (Note 3)	321,531
Administration fees	52,456
Transfer agent fees and expenses	46,650
Legal fees	42,455
Fund accounting fees	36,941
Federal and state registration fees	25,774
Audit fees	13,750
Custody fees	11,526
Reports to shareholders	10,635
Other expenses	1,700
Total expenses	563,418
Net investment loss	(208,146)

Realized and unrealized gain on investments:
Net realized gain from security transactions	6,307,017
Change in net unrealized appreciation/depreciation on investments	2,224,758
Realized and unrealized gain on investments	8,531,775
Net increase in net assets from operations	$8,323,629

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
From operations:
Net investment loss	$(208,146)	$(65,796)
Net realized gain on investments	6,307,017	4,619,813
Change in net unrealized appreciation/depreciation on investments	2,224,758	(399,158)
Net increase in net assets from operations	8,323,629	4,154,859

From capital share transactions:
Proceeds from sale of shares	2,273,237	2,037,191
Payments for shares redeemed	(3,398,318)	(3,195,289)
Net decrease in net assets from capital share transactions	(1,125,081)	(1,158,098)

Total increase in net assets	7,198,548	2,996,761

Net assets:
Beginning of year	27,713,267	24,716,506
End of year	$34,911,815	$27,713,267

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended May 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$6.91		$5.92		$9.70		$8.84	$7.37

Income (loss) from investment operations:
Net investment loss(1)	(0.05)		(0.02)		(0.02)		(0.03)	(0.01)
Net realized and unrealized
gains (losses) on investments	2.11		1.01		(3.57)		0.90	1.48
Total from investment operations	2.06		0.99		(3.59)		0.87	1.47

Less distributions paid:
From net investment income	—		—		—		—	—
From net realized gain on investments	—		—		(0.19)		(0.01)	—
Total distributions paid	—		—		(0.19)		(0.01)	—

Net asset value, end of year	$8.97		$6.91		$5.92		$9.70	$8.84

Total Return	29.81%		16.72%		(36.86)%		9.91%	19.95%

Net assets at end of period (000’s)	$34,912		$27,713		$24,717		$43,137	$35,190

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.75%		1.71%		1.72%		1.36%	1.52%
After waiver and expense reimbursement	1.75	%(2)	1.71	%(2)	1.72	%(2)	1.42%	1.67%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.65)%		(0.23)%		(0.33)%		(0.25)%	0.02%
After expense reimbursement	(0.65	)%(2)	(0.23	)%(2)	(0.33	)%(2)	(0.31)%	(0.13)%
Portfolio turnover rate	169.3%		177.5%		108.7%		138.7%	32.2%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Effective October 1, 2008, the Fund no longer has an Expense Waiver Agreement in place

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2011
1.Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc.  (“AAA” or the “Advisor”), a Delaware corporation, serves as investment advisor to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose price the Fund’s Advisor anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Advisor in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2011.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under direction of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2011

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011

markets that are not active, model-derived valuations in which all significant inputs and significant value drives are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Advisor. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$34,242,991	$—	$—	$34,242,991
Preferred Stock	375,040	—	—	375,040
Total*	$34,618,031	$—	$—	$34,618,031

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2008 through May 31, 2011.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011

losses against any future realized capital gains.  At May 31, 2011, the Fund had capital loss carryovers as follows:

Net Capital	Capital Loss
Loss Carryovers*	Carryover Expiration
$1,801,934	5/31/2018

*  Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

As of May 31, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$32,381,529
Gross tax unrealized appreciation	$2,984,542
Gross tax unrealized depreciation	(748,040)
Net tax unrealized appreciation	$2,236,502
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(1,801,934)
Total accumulated gain	$434,568

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  The Fund did not have post-October losses for the fiscal year ended May 31, 2011.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

No distributions were paid for the years ended May 31, 2011 and May 31, 2010.

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2011, undistributed net investment income was increased by $208,146, accumulated net realized loss was decreased by $40 and paid in capital was decreased by $208,106.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The RIC Modernization Act:  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011

under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Subsequent Events:  In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.

3.Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

Effective October 1, 2006 through September 30, 2008, the Advisor contractually agreed to waive or reimburse the Fund if the aggregate annual operating expenses exceeded 1.70% of average net assets.  Effective October 1, 2008, the Expense Waiver Agreement is no longer in place.

For the year ended May 31, 2011, the Fund had advisory expenses of $321,531 and at May 31, 2011, the Fund had $28,963 payable to the Advisor.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Advisor.

4.Capital Share Transactions

Transactions in shares of the Fund for the year ended May 31, 2011, were as follows:

	Amount	Shares
Shares sold	$2,273,237	297,315
Shares redeemed	(3,398,318)	(415,387)
Net decrease in shares	$(1,125,081)	(118,072)

Shares Outstanding
Beginning of year		4,008,355
End of year		3,890,283

Transactions in shares of the Fund for the year ended May 31, 2010, were as follows:

	Amount	Shares
Shares sold	$2,037,191	295,988
Shares redeemed	(3,195,289)	(459,952)
Net decrease in shares	$(1,158,098)	(163,964)

Shares Outstanding
Beginning of year		4,172,319
End of year		4,008,355

5.Securities Transactions

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of investment securities, other than short-term investments were $53,887,066 and $55,298,281, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2011, the North American Islamic Trust (“NAIT”) held 64% of the Fund. NAIT is the parent company of the Advisor.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iman Fund (the “Fund”) as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iman Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 29, 2011

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Advisor”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement.  The Board received and reviewed a substantial amount of information provided by the Advisor and third parties in response to the Board’s requests.  Based on its evaluation of the information provided, the Board, at a meeting held May 3, 2011, approved continuation of the investment advisory contract for a period through June 29, 2012.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Advisor’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Advisor throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Advisor’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Advisor to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Advisor.

2.  Investment Performance of the Advisor and the Fund
In considering the performance of the Fund and the Advisor, the Board reviewed the Fund’s performance with that of its peers, as determined by Morningstar Direct (“Morningstar”), an independent data service provider.  The performance data was for funds with average net assets up to $50 million for each fund’s most recent fiscal year end.  The Board also reviewed performance information of other mutual funds that follow Islamic principles and compared the performance of the Fund against three benchmark indices:  the Dow Jones Islamic Market USA Index, the S&P 500 Index and the Russell 3000 Growth Index.

The Board first considered that the Fund had outperformed all three benchmark indices for the year ended March 31, 2011.  It also noted that the Fund had outperformed the S&P 500 Index for the five-year period, although it had underperformed the S&P 500 Index for the three- and ten-year periods.  The Board also considered that the Fund had outperformed the Dow Jones Islamic Market USA Index for the three- and ten-year periods, although it had underperformed against that benchmark index for the five-year period, and that the Fund had underperformed against the Russell 3000 Growth Index for the three-, five- and ten-year periods.

Next, the Board reviewed the Fund’s performance against its peer universe, noting that the Fund had outperformed its peer universe average for the one-, five- and ten-year periods.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Advisor’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Advisor
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Advisor’s management fees, as a percentage of net assets, were at the breakpoint between the third and fourth quartiles of comparable funds, significantly higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Advisor’s costs in serving as the Fund’s investment advisor and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board also considered the financial condition of the Advisor and the losses incurred by the Advisor, noting that, although the Advisor has a

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

cumulative deficit, the trend was toward break even and the Advisor continues to have the backing of its parent company.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance of the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted the fact that because the Advisor had a cumulative deficit, a discussion of economies of scale was not applicable with respect to the management fee received by the Advisor.

5.  Other Benefits to the Advisor
The Board considered benefits that accrue to the Advisor from its relationship with the Fund.  The Board noted that the Advisor did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2011

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below.  The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 721 Enterprise Drive, Suite 100, Oak Brook, IL  60523.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Term of Office	Complex	during the past	Directorships
Position with Trust	and Tenure	Overseen	5 years	by Trustee
Bassam Osman*, 60	Trustee	1	1980 to present - Medical	None
721 Enterprise Drive, Suite 100	and President		Doctor; 2000 to present -
Oak Brook, IL 60523	since 2000		Portfolio Manager to the Fund
Trustee and President
Abdalla Idris Ali, 62	Disinterested	1	1998 to present - Director,	None
721 Enterprise Drive, Suite 100	Trustee		the Center of Islamic Studies,
Oak Brook, IL 60523	since 2000		Kansas City, MO
Disinterested Trustee
Mohammed Kaiseruddin, 67	Chairperson	1	1973 to present - Nuclear	None
721 Enterprise Drive, Suite 100	since 2006 and		Engineer, Sargent & Lundy
Oak Brook, IL 60523	Disinterested
Disinterested Trustee	Trustee since 2000
Muhammad Kudaimi, 55	Disinterested	1	1988 to present -	None
721 Enterprise Drive, Suite 100	Trustee		Medical Doctor
Oak Brook, IL 60523	since 2009
Disinterested Trustee
Mohammad Basheeruddin, 61	Treasurer	1	2001 to present - Accounting	N/A
721 Enterprise Drive, Suite 100	since 2003 and		Manager, North American
Oak Brook, IL 60523	Chief Compliance		Islamic Trust
Treasurer	Officer since 2008
Mujeeb Cheema, 63	Secretary	1	2003 to present - Executive	N/A
721 Enterprise Drive, Suite 100	since 2003		Director, North American
Oak Brook, IL 60523			Islamic Trust
Secretary

*  This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”)

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

INVESTMENT ADVISOR
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Westlake, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
K&L Gates LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2011	FYE 05/31/2010
Audit Fees	13,250	13,250
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2011	FYE 05/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 05/31/2011	FYE 05/31/2010
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By            /s/Bassam Osman
Bassam Osman, President

Date        August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By            /s/Bassam Osman
Bassam Osman, President

Date        August 5, 2011

By           /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date       August 5, 2011